SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  November 17, 1998

(Date of earliest event reported)

Commission File No.:  333-38073


Merrill Lynch Mortgage Investors, Inc.
Mortgage Pass-Through Certificates, Series 1998-CT1 Trust
(Exact name of registrant as specified in its charter)

New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

52-2095939
52-2095940
52-2095942
(I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland                                                 21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number


(Former name, former address and former fiscal year,
               if changed since last report)

ITEM 5.  Other Events

On November 17,1998 a distribution was made to holders of Merrill Lynch Mortgage Investors, Inc. Mortgage Pass-Through Certificates, Series 1998-CT1 Trust.


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Mortgage Pass-Through
               Certificates, Series 1998-CT1 Trust, relating to the November
               17, 1998 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     Merrill Lynch Mortgage Investors, Inc.
            Mortgage Pass-Through Certificates, Series 1998-CT1 Trust


December 1 ,1998     by Norwest Bank Minnesota, N.A., as Trustee
                    /s/ Sherri J. Sharps, Vice President


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Mortgage Pass-Through
               Certificates, Series 1998-CT1 Trust, relating to the November
               17, 1998 distribution